UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                                                                                May 4, 2011

INTERSIL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

1001 Murphy Ranch Road Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(408) 432-8888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

a)	Intersil Corporation (“Intersil”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 4, 2011 in Milpitas, California.

b)	At the Annual Meeting, the shareholders considered and approved items 1, 2, 3 and 5 below; shareholders did not approve item 4 below. The total shares voted were 115,211,952.

1)	Election of Directors. All nine (9) of management’s nominees for our Board of Directors were elected by the following votes:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
David B. Bell	103,998,199	1,636,072	21,205	9,556,476
Dr. Robert W. Conn	104,027,423	1,585,205	42,848	9,556,476
James V. Diller	101,080,156	4,540,819	34,501	9,556,476
Gary E. Gist	100,071,770	5,541,674	42,032	9,556,476
Mercedes Johnson	105,049,181	571,230	35,065	9,556,476
Gregory Lang	101,009,330	4,602,161	43,985	9,556,476
Jan Peeters	102,792,865	2,818,715	43,896	9,556,476
Robert N. Pokelwaldt	104,021,556	1,587,732	46,188	9,556,476
James A. Urry	100,034,107	5,575,227	46,142	9,556,476

2)	To ratify the appointment of KPMG LLP as Intersil’s independent registered public accounting firm.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
112,687,742	2,408,149	116,061	---

3)	To approve the Intersil Corporation Amended and Restated 2008 Equity Compensation Plan. Details of the plan amendment can be found in the definitive proxy statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
65,617,313	40,020,778	17,385	9,556,476

4)
The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our proxy statement.

Our shareholders did not approve the non-binding advisory vote of the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
46,676,254	58,919,147	60,075	9,556,476

5)	The determination of the non-binding advisory vote of the frequency of the vote on our executive compensation program. The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
92,582,664	38,204	13,017,601	17,007	9,556,476

Based on these results and consistent with a majority of votes cast with respect to this matter, our Board of Directors has decided to hold an annual advisory vote on the compensation of the named executive officers until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

Date:	May 9, 2011	By:	/s/ Thomas C. Tokos
		Name:	Thomas C. Tokos
		Title:	Sr. Vice President, General Counsel and Secretary